SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K




                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) May 1, 1995


                       Illinois Central Railroad Company
             Exact name of Registrant as specified in its charter


Delaware                   1-7092                  36-2728842
(State or other            (Commission             (IRS Employer
jurisdiction of          File No.)           Identification No.)
incorporation)



455 North Cityfront Plaza Drive,
Chicago, Illinois                                  60611-5504
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (312) 755-7500


Item 7.  Financial Statements and Exhibits

         Exhibit 1.2       Distribution Agreement

         Exhibit 4.1       Form of Fixed Rate Medium-Term Notes,
                           Series A

         Exhibit 4.2       Form of Floating Rate Medium-Term Notes,
                           Series A

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       ILLINOIS CENTRAL RAILROAD COMPANY

                                       /s/ John V. Mulvaney
                                       ------------------------
                                       John V. Mulvaney
                                       Controller



Date: May 1, 1995